                                           SUPPLEMENT DATED OCTOBER 29, 1997 TO
                                                   PROSPECTUS DATED MAY 1, 1997



              TRAVELERS SERIES TRUST:  FEDERATED STOCK PORTFOLIO


Effective October 31, 1997, Peter Anderson, portfolio manager, is retiring, and Michael P. Donnelly will become a portfolio manager, joining Scott Schemerhorn.

Mr. Donnelly joined Federated Investors in 1989 as an Investment Analyst and has been a Vice President of the Portfolio's sub-adviser since 1994. He served as an Assistant Vice President of an affiliate of the Portfolio's from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.


L-12689                                                                  10/97